SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

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[ ] Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5 (d) (21)

[ x ] Definitive Information Statement

TERAX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

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1)      Title of each class of securities to which transaction applies:

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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it determined.):

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4)      Proposed maximum aggregate value of transaction:

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5)      Total Fee Paid: _________________________________________________

[ ] Fee paid previously with preliminary materials.

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TERAX ENERGY, INC
13355 NOEL ROAD
1370 GALLERIA TOWER
DALLAS, TEXAS 75240

 Information Statement
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INTRODUCTION

          This Information Statement is being furnished is being provided to inform you that the holders of a majority of the outstanding common stock of Terax Energy, Inc. (the “Company”) have delivered to the Company written consent to the following action:

          Authorizing an Amendment to the Company’s Articles of Incorporation changing the name of the Company to "Westar Oil & Gas, Inc.

          The actions taken by the holders of a majority of the outstanding common stock will become effective twenty (20) days from the date hereof.

          This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

          This Information Statement is being mailed to the stockholders (the “Stockholders”) of Terax Energy, Inc., a Nevada corporation (the “Company”), in connection with the previous approval by the Company’s Board of Directors (the “Board of Directors”) of the corporate action referred to below and its subsequent adoption by written consent of the actions referred to below and its subsequent adoption by written consent of the majority of the Stockholders. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the Stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

          This Information Statement is first being mailed or furnished to the Stockholders on or about August 24, 2007, and the transactions described herein shall not become effective until at least 20 days thereafter.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

          This Information Statement is being furnished in order to notify the Stockholders that on or about August 24, 2007, the Company received the written consent (the “Written Consent”) in lieu of a meeting of Stockholders from the holder of 4,518,000 shares of the common stock, par value $.001 per share (the “Common Stock”), representing approximately 52% of the total issued and outstanding shares of voting stock of the Company, in lieu of a Special Meeting, approving the amendment of the Company's Articles of Amendment to change the Company's name to "Westar Oil & Gas, Inc." ("Name Change").

          This Information Statement is being sent in lieu of a special meeting.

          The Company's Board of Directors approved and recommended, pursuant to a written consent dated August 24, 2007, that the proposal to change the Company's name be accepted, including the form of Certificate of Amendment ("Amendment") to effectuate the Name Change. The Company's stockholders holding a majority of the voting power of the Company approved the Name Change, pursuant to a written consent dated August 24, 2007. The form of Amendment is attached hereto as Exhibit A. The Name Change will become effective on the filing of the Amendment with the Secretary of State of Nevada, on or about September 17, 2007 (the "Effective Date"). If the Name Change was not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Name Change.

          The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by section 78.320(2) of the Nevada Revised Statutes (the "NRS") and the Company's Bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Name Change as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

REASONS FOR AND ADVANTAGES OF THE NAME CHANGE

          On August 24, 2007, the Board of Directors adopted a resolution to amend Article I of the Company’s Articles of Incorporation to change the Company's name to "Westar Oil & Gas, Inc." On August 24, 2007, the majority shareholder provided its written consent to the name change.

          The Board believes that the change of name is warranted given the change in the Company’s business so as to reflect the present direction and operations of the Company. In connection with its name change, the Company's stock symbol and CUSIP number will change upon the effectiveness of the name change.

          The text of Article I of the Articles of Incorporation, as it is being amended, is as follows:

                    “One: The name of the Corporation shall be Westar Oil & Gas, Inc.

PRINCIPAL STOCKHOLDERS

          The table below sets forth information with respect to the beneficial ownership of our common stock as of August 24, 2007 for (i) any holder who we know is the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our directors or those nominated to be directors, and executive officers; and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Linda Contreras	-	-
Westar Oil, Inc.	4,518,000	52%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Terax Energy, Inc., 13355 Noel Road, 1370 One Galleria Tower, Dallas, TX 75240.

(2) Applicable percentage ownership is based on 8,635,256 shares of common stock outstanding as of August 24, 2007 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of August 24, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

No Director, executive officer, affiliate or any other owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

OTHER MATTERS

          The Board is not aware that any matter other than those described in this Information Statement is to be presented for the vote of the shareholders.

By Order of the Board of Directors

/s/ Linda Contreras
Linda Contreras, CEO, Sole Director

August 24, 2007
Dallas, Texas